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                                                                    EXHIBIT 10.8

                         GS Capital Partners 2000, L.P.
                     GS Capital Partners 2000 Offshore, L.P.
               GS Capital Partners 2000 GmbH & Co. Beteiligungs KG
                  GS Capital Partners 2000 Employee Fund, L.P.
                 Goldman Sachs Direct Investment Fund 2000, L.P.
                            c/o Goldman, Sachs & Co.
                                 85 Broad Street
                            New York, New York 10004

                                                                 January 3, 2003

R.H. Donnelley Corporation
R.H. Donnelley Inc.
One Manhattanville Road
Purchase, NY 10577

                           Re: Investment in Preferred Stock of R.H. Donnelley
                               Corporation

Ladies and Gentlemen:

         Reference is made to the Preferred Stock and Warrant Purchase Agreement, dated as of September 21, 2002 (as amended, the "Purchase Agreement"), by and among R.H. Donnelley Corporation, a Delaware corporation (the "Company") and the investors listed in Schedule A thereto (the "Purchasers"), as amended by the Letter Agreement, dated as of November 25, 2002, by and among the Purchasers, the Company and R.H. Donnelley Inc. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

         This letter agreement (this "Second Letter Agreement") will confirm our agreement as follows:

         1. Amendments to Purchase Agreement. The Purchase Agreement is hereby amended as follows:

                  1.1. The following definition is added to Section 1.01 in alphanumeric order:

                           "NEW CREDIT AGREEMENT" shall mean the Credit
                           Agreement, dated as of December 6, 2002, by and among the Company, R.H. Donnelley Inc., as Borrower, R.H. Donnelley Finance Corporation II, as Special Purpose Borrower, the several banks and other financial institutions or entities from time to time parties thereto, as Lenders, Deutsche Bank Securities Inc., Salomon Smith Barney Inc. and Bear, Stearns & Co. Inc., as Lead Arrangers, Bear Stearns Corporate Lending Inc. and Citicorp North America, Inc., as Joint Syndication Agents, BNP Paribas and Fleet
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                           National Bank, as Joint Documentation Agents, and
                           Deutsche Bank Trust Company Americas, as
                           Administrative Agent.

                  1.2. Section 4.04(d) is hereby amended by replacing it in its entirety with the following:

                           (d) incur, create, guarantee, become or be liable in any manner with respect to or permit to exist (other than pursuant to the Other Transactions Documents) any Indebtedness (as such term is defined in the New Credit Agreement) if the Consolidated Leverage Ratio (as such term is defined in the New Credit Agreement), as at such time, is greater than
                           5.0 to 1.0; provided, however, that nothing in this
                           Section 4.04(d) shall prohibit the Company from incurring up to $25 million of Indebtedness in any given twelve-month period;

         2. Allocations. Pursuant to Section 2.05 of the Purchase Agreement, the parties agree that the Purchase Price will be allocated 91.9233% to the 130,000 Preferred Shares purchased by the Purchasers at the Closing and 8.0767% to the 1,075,000 Warrants purchased by the Purchasers at the Closing.

         3. No Other Amendments. Except as set forth in this Second Letter Agreement, all provisions of the Purchase Agreement shall remain unchanged and in full force and effect.

         4.       Miscellaneous.

                  4.1. This Second Letter Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed in that State without giving effect to any conflict of laws rules or principles that might require the application of the laws of another jurisdiction.

                  4.2. The courts of the State of New York in New York County and the United States District Court for the Southern District of New York shall have jurisdiction over the parties with respect to any dispute or controversy between them arising under or in connection with this Second Letter Agreement and, by execution and delivery of this Second Letter Agreement, each of the parties to this Second Letter Agreement submits to the jurisdiction of those courts, including but not limited to the in personam and subject matter jurisdiction of those courts, waives any objections to such jurisdiction on the grounds of venue or forum non conveniens, the absence of in personam or subject matter jurisdiction and any similar grounds, consents to service of process by mail (in accordance with Section 8.01 of the Purchase Agreement) or any other manner permitted by law, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Second Letter Agreement.

                  4.3. No amendment, modification or alteration of the terms or provisions of this Second Letter Agreement shall be binding on the parties hereto unless the same shall be in writing and duly executed by such parties, except that any of the terms or provisions of this Second Letter Agreement may be waived in writing at any time by the parties entitled to the benefits of such waived terms or provisions.

                                       2
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                  4.4.     This Second Letter Agreement may be executed by
facsimile signature and may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute but one agreement.

                  4.5. Nothing contained in this Second Letter Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person that is not a party hereto or thereto, or, a successor or permitted assign of such a party.

                    [Signatures are on the following pages.]

                                       3
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         Please confirm your agreement with the foregoing by signing and returning one copy of this Second Letter Agreement to the undersigned, whereupon this Second Letter Agreement shall become a binding agreement between you and the Purchasers.

                                            Very truly yours,

                                       GS CAPITAL PARTNERS 2000, L.P.
                                       By:  GS Advisors 2000, L.L.C.
                                            Its General Partner

                                       By:   /s/  John E. Bowman
                                            --------------------------
                                            Name: John E. Bowman
                                            Its: Vice President

                                       GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.
                                       By:  GS Advisors 2000, L.L.C.
                                            Its General Partner

                                       By:   /s/  John E. Bowman
                                            --------------------------
                                            Name: John E. Bowman
                                            Its: Vice President

                                       GS CAPITAL PARTNERS 2000 GmbH & CO.
                                       BETEILIGUNGS KG
                                       By:  Goldman Sachs Management GP GmbH
                                            Its General Partner

                                       By:   /s/  John E. Bowman
                                            --------------------------
                                            Name: John E. Bowman
                                            Its: Managing Director

                                      S-1
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                                       GS CAPITAL PARTNERS 2000 EMPLOYEE FUND,
                                       L.P.
                                       By:  GS Employee Funds 2000 GP, L.L.C.
                                            Its General Partner

                                       By:   /s/  John E. Bowman
                                            --------------------------
                                            Name: John E. Bowman
                                            Its: Vice President

                                       GOLDMAN SACHS DIRECT INVESTMENT FUND
                                       2000, L.P.
                                       By:  GS Employee Funds 2000 GP, L.L.C.
                                            Its General Partner

                                       By:   /s/  John E. Bowman
                                            --------------------------
                                            Name: John E. Bowman
                                            Title: Vice President

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Accepted and agreed as of
the date first written above:

R.H. DONNELLEY CORPORATION

By: Robert J. Bush
   ---------------------
   Name:  Robert J. Bush
   Title: Vice President

R.H. DONNELLEY INC.

By: Robert J. Bush
   ---------------------
   Name:  Robert J. Bush
   Title: Vice President

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